UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02.	Results of Operations and Financial Condition

On April 23, 2026, The Bancorp, Inc. (the “Company”) issued a press release regarding its earnings for the three months ended March 31, 2026. A copy of this press release is furnished with this report as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

The Company hereby furnishes the information set forth in the presentation attached hereto as Exhibit 99.2, which is incorporated herein by reference.

The information being furnished pursuant to Item 2.02 and Item 7.01 in this Current Report, including the exhibits hereto, is to be considered “furnished” pursuant to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

	99.1	Press Release
	99.2	Investor Presentation
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026	The Bancorp, Inc.

	By:	/s/ Dominic Canuso
	Name:	Dominic Canuso
	Title:	Chief Financial Officer (Principal Financial Officer)